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                                                                   Exhibit 10.21

                 CONSENT AND NINTH AMENDMENT TO CREDIT AGREEMENT

     This CONSENT AND NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is effective as of February 10, 2003 and is entered into by and among Opinion Research Corporation, a Delaware corporation ("Parent"), ORC INC., a Delaware corporation ("ORC", Parent and ORC are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Subsidiaries of Borrowers party hereto, Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent"), and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrowers are parties to a certain Credit Agreement dated as of May 26, 1999 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

     2. Amendments. Subject to the conditions set forth below, the Agreement is amended as follows:

     (a) Section 1.1(B)(1) of the Credit Agreement is amended by deleting the first sentence and substituting the following therefor:

          "Each Lender agrees, severally and not jointly, to lend to Borrowers from the Closing Date to the Expiry Date its Pro Rata Share of the loans requested by Parent, on behalf of Borrowers, to be made by Lenders under this subsection 1.1(B), up to an aggregate maximum for all Lenders of $16,500,000 (as the same may be reduced and otherwise in effect from time to time hereunder, the "Revolving Loan Commitment")."

The parties hereto hereby agree that the effect of the foregoing amendment is to cause an immediate reduction of the Revolving Loan Commitment, effective as of the date hereof, from $19,000,000 to $16,500,000. In furtherance of the provisions of this Section 2(a), the parties hereto hereby agree that each Lender's commitment to make Revolving Loans shall be amended and restated, effective as of the date hereof, as set forth on Schedule 1 hereto. The parties hereto hereby agree that the defined term "Pro Rata Share" set forth in

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Section 10.1 of the Credit Agreement shall be deemed to be amended in all relevant respects to give effect to the terms of the preceding sentence.

     (b) The definition of "Base Rate Margin" in Section 1.2(A) of the Credit Agreement shall be amended in its entirety and as so amended shall read as follows:

     "Base Rate Margin" shall mean, as of February 10, 2003, two and one-half percent (2.50%) per annum.

     (c) The definition of "LIBOR Margin" in Section 1.2(A) of the Credit Agreement shall be amended in its entirety and as so amended shall read as follows:

     "LIBOR Margin" shall mean, as of February 10, 2003, three and three-quarters percent (3.75%) per annum.

     (d) Section 4.3 of the Agreement shall be amended by (i) deleting the dollar amount "$17,750,000" set forth opposite the testing date June 30, 2003 and inserting in lieu thereof the dollar amount "$15,000,000", (ii) deleting the dollar amount "$17,750,000" set forth opposite the testing date September 30, 2003 and inserting in lieu thereof the dollar amount "$15,500,000" and (iii) deleting the dollar amount "$18,750,000" set forth opposite the testing date December 31, 2003 and inserting in lieu thereof the dollar amount "$16,000,000".

     (e) Subsection (B) of Section 4.4 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

     "(B) Borrowers shall not permit Fixed Charge Coverage for any twelve (12) month period ending on the last day of any calendar quarter to be less than: (i)
1.05 for each of the calendar quarters ending March 31, 2002, June 30, 2002, September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003, September 30, 2003, (ii) 1.10 for the calendar quarter ending December 31, 2003 and (iii)
1.20 for any other calendar quarter."

     3. Consent. Borrowers have informed Agent and Lenders that Social and Health Services, Ltd., a Maryland corporation and indirect wholly-owned Subsidiary of Borrowers ("SHS"), has created ORC Telecommunications Ltd., a Maryland corporation and wholly-owned Subsidiary of SHS ("ORC Telecom"). Please be advised that the Agent and Requisite Lenders hereby consent to the creation of ORC Telecom, provided (A) ORC Telecom shall only be permitted to be capitalized with cash proceeds in an amount not to exceed $100,000 contributed to ORC Telecom by SHS on or prior to the date hereof, (B) ORC Telecom shall only be permitted to engage in the business of (i) maintaining its corporate existence and matters related thereto and (ii) leasing equipment and software pursuant to that certain Lease dated as of _______________, ____ between ORC Telecom and Avaya, Inc. together with matters related thereto, (C) Borrowers and their Subsidiaries shall execute, acknowledge and deliver or shall cause to be done, executed, acknowledged and delivered, all such acts, documents and instruments as reasonably may be required by Agent in order to effectuate fully the consent provided for herein (including, without limitation, the execution of all documents, instruments

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and agreements described in subsections 2.5(A) and 2.5(B) of the Credit
Agreement), and (D) the Subordinated Lender shall have consented to the creation of ORC Telecom by SHS and to the terms and conditions of this Amendment to the extent it has the right to do so.

     The foregoing consent is specifically limited in time and scope to the individual occurrences described above and shall not be deemed to extend or apply to any other event or occurrence in existence as of the date hereof (including, without limitation, any event or occurrence not listed on any Schedule to the Credit Agreement) or arising hereafter.

     4.   Additional Covenants. Borrowers hereby covenant and agree as follows:

     (a) In the event that (i) an Event of Default occurs under Section 6.1(A) or (ii) Borrowers breach any of the financial covenants as set forth in Sections 4.1, 4.3, 4.4, 4.5, 4.6, and 4.7 of the Agreement, within forty-five (45) days after (A) an Event of Default occurs under Section 6.1(A) or (B) the financial statements for the respective period set forth in clause (ii) above are required to be delivered pursuant to Section 4.8 of the Agreement, the Borrower shall:

          (x) engage, at Borrower's expense, an investment banker selected by Borrowers and acceptable to Agent and the Requisite Lenders, for the purpose of conducting the sale of ORC ProTel, Inc. Within such time period, the Agent, Requisite Lenders, and Borrowers shall agree upon a mutually satisfactory timeline for completing such sale, including, without limitation, establishing milestone dates for, among other things, completing marketing materials, soliciting bids, completing due diligence and establishing closing dates; or

          (y) engage, at Borrower's expense, a consultant or financial advisor selected by Borrowers and acceptable to Agent and Requisite Lenders (the "Advisor"), to, among other things: analyze the business and operations of Borrowers and their Subsidiaries, identify cost cutting measures, conduct analysis of United States market research business, and formulate a plan for effectuating such measures (collectively, the "Plan"). Borrowers shall cause the Advisor to prepare and issue the Plan and to deliver to Agent and Lenders a copy thereof within thirty (30) days after the Advisor is engaged. Promptly thereafter, Borrowers, Agent, and Lenders shall meet to review and discuss the Plan, after which Borrowers shall promptly and with due diligence implement the recommendations set forth in such plan.

          The foregoing shall not limit or impair any rights, privileges and/or remedies available to Agent and Lenders under the Loan Documents and applicable law as a result of any such Event of Default, all of which are expressly reserved.

     (b) Not later than May 1, 2003, Borrower shall obtain and deliver to Agent a report of an independent collateral auditor satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the accounts and inventory of the Borrowers (including verification with

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respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of Borrower and verification as to the value, location and respective types of inventory).

     5. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

     (a) Borrowers shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent (including, without limitation, true, complete and correct copies of fully executed documents amending the Subordinated Loan Agreement in form and substance acceptable to Agent and Required Lenders);

     (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

     (c)  No Default or Event of Default shall have occurred and be continuing;

     (d) The representations and warranties set forth in Section 5 below are true, correct and complete; and

     (e) Borrowers shall have paid to Agent a non-refundable amendment fee in the amount of 0.50% of the "Aggregate Commitment", such amendment fee to be shared by the Lenders who have executed this Amendment pro rata based on each Lender's respective share of the Aggregate Commitment (for purposes of this clause (e), "Aggregate Commitment" shall mean, with respect to the Lenders who have executed this Amendment, the aggregate Revolving Loan Commitment of such Lenders plus the outstanding principal amount of Term Loans of such Lenders, in each case as in effect on the date hereof.)

     6. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of the Borrowers represents and warrants to Agent and
Lenders:

     (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower and that this Amendment has been duly executed and delivered by such Borrower; and

     (b) that each of the representations and warranties set forth in the Agreement and the Subordinated Loan Agreement (in each instance, other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

     7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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     8.   References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     10. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     11. Reaffirmation. Each Loan Party party hereto has executed and delivered one or more of the Security Documents and/or the other Loan Documents as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such Person has granted liens or security interests in their respective properties or otherwise acted as an accommodation party or guarantor, as the case may be. Each Loan Party party hereto hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under the Security Documents and any other Loan Documents to which it is a party and, to the extent any such Person has granted liens on or security interests in any of their respective properties pursuant to any of the Security Documents or any of the other Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Agreement or any other Loan Documents, hereby ratifies and reaffirms such payment and performance obligations, guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each Loan Party party hereto agrees that each of the Security Documents and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed, and agrees that the Amendment shall not (i) operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Documents or (ii) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

      [Remainder of page intentionally left blank; signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

AGENT and LENDERS:                      BORROWERS:

Heller Financial, Inc.,                 OPINION RESEARCH CORPORATION,
as Agent and as a Lender                a Delaware corporation


By:  /s/ Luis Acosta                    By: /s/ Douglas L. Cox
   -----------------------------           -----------------------------------
Name:  Luis Acosta                      Name:  Douglas L. Cox
     ---------------------------             ---------------------------------
Title: Senior Vice President            Title: Executive Vice President
      --------------------------              --------------------------------

FLEET NATIONAL BANK,                    ORC INC.,
as a Lender                             a Delaware corporation


By: /s/ Kenneth R. Geiger               By: /s/ Kevin P. Croke
   -----------------------------           -----------------------------------
Name: Kenneth R. Geiger                 Name: Kevin P. Croke
     ---------------------------             ---------------------------------
Title: Managed Assets Officer           Title: President
      --------------------------              --------------------------------

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender


By:  /s/ Daniel Evans
   -----------------------------
Name:  Daniel Evans
     ---------------------------
Title: Managing Director
      --------------------------

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender


By:  /s/ Randall Meck
   -----------------------------
Name:  Randall Meck
     ---------------------------
Title: Vice President
      --------------------------

PNC BANK, NATIONAL ASSOCIATION,
as a Lender


By:  /s/ Jeffrey A. Blakemore
   -----------------------------
Name:  Jeffrey A. Blakemore
     ---------------------------
Title: Senior Vice President
      --------------------------

                       [signatures continued on next page]

Consent and Ninth Amendment to Credit Agreement

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SUBSIDIARIES:

ORC TELESERVICE CORP.,
a Delaware corporation


By:  /s/ Kevin P. Croke
   -----------------------------
Name:  Kevin P. Croke
     ---------------------------
Title: Secretary
      --------------------------


ORC PROTEL, INC.,
a Delaware corporation

By:  /s/ Kevin P. Croke
   -----------------------------
Name:  Kevin P. Croke
     ---------------------------
Title: Secretary
      --------------------------


MACRO INTERNATIONAL INC.,
a Delaware corporation

By:  /s/ Douglas L. Cox
   -----------------------------
Name:  Douglas L. Cox
     ---------------------------
Title: Secretary
      --------------------------


SOCIAL AND HEALTH SERVICES, LTD.,
a Maryland corporation

By:  /s/ Kevin P. Croke
   -----------------------------
Name:  Kevin P. Croke
     ---------------------------
Title: Secretary
      --------------------------

Consent and Ninth Amendment to Credit Agreement